UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 27, 2010

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH  45201

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01              Other Events.

On May 14, 2010, the Company filed with the SEC and began making available to shareholders its proxy material for its annual meeting of shareholders to be held on June 24, 2010.  On pages 24 and 25 of the proxy statement a sentence incorrectly reads, “Kroger’s sale of fuel in identical supermarket fuel centers was 591.6 million gallons, or 5.3% over the prior year.”  The correct amount of fuel sold in fiscal 2009 in identical supermarket fuel centers was 2.465 billion gallons, or 5.0% over the prior year. The bonus calculation, which was based in part on this metric, was correctly reported in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

May 27, 2010	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel